UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2013

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O’Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 444-9001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 13, 2013, Pioneer Natural Resources Company (the “Company”) issued the news release, with financial statements and schedules, that is attached hereto as Exhibit 99.1. In the news release, the Company announced its financial and operating results for the quarter ended December 31, 2012 and provided an operations update, the Company’s financial and operational outlook and information regarding its 2013 capital budget.

Item 7.01.	Regulation FD Disclosure

On February 14, 2013, at 9:00 a.m., Central Time, the Company will hold a conference call to discuss these financial results. The slide presentation that will accompany the call is attached hereto as Exhibit 99.2. The slide presentation can also be viewed at the Company’s website, www.pxd.com, by first selecting “Investors,” then “Investor Presentations.”

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	—	News Release, dated February 13, 2013, titled “Pioneer Natural Resources Reports Fourth Quarter 2012 Financial and Operating Results and Announces 2013 Capital Budget.”
99.2	—	Presentation, dated February 14, 2013, titled “Fourth Quarter 2012 Earnings—February 14, 2013.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Frank W. Hall
Frank W. Hall
Vice President and Chief Accounting Officer

Dated: February 13, 2013

EXHIBIT INDEX

PIONEER NATURAL RESOURCES COMPANY

EXHIBIT INDEX

Exhibit No.	Description

99.1(a)	News Release, dated February 13, 2013, titled “Pioneer Natural Resources Reports Fourth Quarter 2012 Financial and Operating Results and Announces 2013 Capital Budget.”
99.2(a)	Presentation, dated February 14, 2013, titled “Fourth Quarter 2012 Earnings—February 14, 2013.”

(a)	Furnished herewith.

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